UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2009
ENCORE ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-33676	20-8456807

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-8.1

Item 8.01 Other Events.
     On June 29, 2009, Encore Energy Partners LP (“ENP”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the sale in a firm commitment offering of 8,200,000 common units representing limited partner interests in ENP (the “Common Units”) at a price to the public of $14.30 per Common Unit. Pursuant to the Underwriting Agreement, ENP granted the Underwriters a 30-day option to purchase up to 1,230,000 additional Common Units at the same price. The offer and sale of the Common Units is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to ENP’s Registration Statement on Form S-3 (File No. 333-153768), which was declared effective by the Securities and Exchange Commission on November 25, 2008. ENP expects the transaction to close on or about July 6, 2009.
     In the Underwriting Agreement, ENP agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
     Certain of the Underwriters and their affiliates have engaged, and may in the future engage, in commercial, investment banking and other transactions with ENP and Encore Acquisition Company (together with its subsidiaries, “EAC”) in the ordinary course of business. Affiliates of certain Underwriters are lenders under ENP’s and EAC’s credit facilities. These Underwriters and their affiliates have received, and expect to receive, customary compensation and expense reimbursement for these transactions. In addition, Barclays Capital Inc. has served as a financial advisor and rendered a fairness opinion to EAC’s Board of Directors in connection with ENP’s acquisition of certain oil and natural gas producing properties from EAC and received compensation for these services.
Item 9.01 Exhibits.
     (d) Exhibits.
1.1	Underwriting Agreement dated as of June 29, 2009 among Encore Energy Partners LP, Encore Energy Partners GP LLC and Encore Energy Partners Operating LLC, and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Baker Botts L.L.P.

8.1	Opinion of Baker Botts L.L.P. relating to tax matters.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY PARTNERS LP
	By:	Encore Energy Partners GP LLC, its general partner

Date: July 2, 2009	By:	/s/ Andrea Hunter
Andrea Hunter
Vice President, Controller, and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of June 29, 2009 among Encore Energy Partners LP, Encore Energy Partners GP LLC and Encore Energy Partners Operating LLC, and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Baker Botts L.L.P.

8.1	Opinion of Baker Botts L.L.P. relating to tax matters.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto).